UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

VISTANCE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Telecom Parkway

Richardson, Texas 75082

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 957-9700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VISN	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Vistance Networks, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on May 7, 2026. The matters that were voted upon at the Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. There were a total of 225,462,860 shares of common stock eligible to vote at the Meeting. The holders of shares of common stock voted on the election of eight directors and on four other proposals at the Meeting.

Each of the proposals that were voted upon at the Meeting passed by the votes set forth in the tables below for each proposal.

(1)	Election of eight directors for terms ending at the Company’s 2027 Annual Meeting of Stockholders or until their successors are elected and qualified to serve:
Name of Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen C. Gray	147,139,789	3,073,685	242,559	28,319,066
L. William Krause	143,046,685	7,176,807	232,541	28,319,066
Joanne M. Maguire	134,176,079	15,966,596	313,358	28,319,066
Thomas J. Manning	147,606,272	2,607,374	242,387	28,319,066
Derrick A. Roman	143,638,892	5,622,801	1,194,340	28,319,066
Charles L. Treadway	147,814,162	2,425,510	216,361	28,319,066
Claudius E. Watts IV	147,008,372	3,229,897	217,764	28,319,066
Timothy T. Yates	147,234,953	2,977,947	243,133	28,319,066

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(2)	Non-binding, advisory approval of the compensation of the Company’s named executive officers:	148,818,804	1,316,673	320,556	28,319,066

		Every Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
(3)	Non-binding, advisory approval of the frequency of future advisory votes on the compensation of the Company’s named executive officers:	144,988,493	417,845	4,502,847	546,846	28,319,068

Based on the outcome of the vote on the frequency of future advisory votes to approve executive compensation and consistent with its recommendation, the Board has determined that the Company will continue to hold such votes to approve executive compensation every year until the next required frequency vote. Accordingly, the Company will hold its next advisory vote to approve executive compensation at its 2027 annual meeting of stockholders.

		Votes For	Votes Against	Abstentions	Broker Non-Votes
(4)	Approval of additional shares under the Company’s 2019 Long-Term Incentive Plan:	146,601,441	3,506,349	348,243	28,319,066

		Votes For	Votes Against	Abstentions
(5)	Ratification of Independent Registered Public Accounting Firm for 2026:	176,816,731	1,746,298	212,070

On May 7, 2026, the Company issued a press release announcing the results of the Meeting. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) EXHIBITS

99.1 Press Release of Vistance Networks, Inc. dated May 7, 2026.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2026

VISTANCE NETWORKS, INC.

By:	/s/ Krista R. Bowen
Krista R. Bowen Senior Vice President, General Counsel, Chief Administrative Officer and Secretary